SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 4, 1998
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                       BROOKDALE LIVING COMMUNITIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         (a) December 4, 1998 Press Release: On December 4, 1998, Brookdale Living Communities, Inc. issued the Press Release attached hereto as Exhibit
99.1. Such Press Release is incorporated herein by reference.

         (b)  Exhibits:

         Exhibit
           No.           Description
         -------         -----------
          99.1           Press Release of Brookdale Living Communities, Inc.
                         dated December 4, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BROOKDALE LIVING COMMUNITIES, INC.
                                             Registrant



Dated:  December 7, 1998                     By:  /s/  Robert J. Rudnik
                                                  ---------------------
                                                   Robert J. Rudnik
                                                   Executive Vice President/
                                                   General Counsel